As filed with the Securities and Exchange Commission on December 5, 2000

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of earliest event reported):  December 1, 2000
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                           Darling International Inc.
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             (Exact name of Registrant as specified in its charter)




              Delaware                 000-24620                36-2495346
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    (State of Other Jurisdiction      (Commission              (IRS Employer
          of Incorporation)           File Number           Identification No.)




  251 O'Connor Ridge Blvd., Suite 300, Irving, Texas                 75038
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       (Address of Principal Executive Offices)                    (Zip Code)




Registrant's telephone number, including area code:  972.717.0300
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Item 5.  Other Events.

         Darling International Inc. (the "Company") is filing this Current Report on Form 8-K to report that on December 1, 2000, the holders of a total of 735,355 options to purchase shares of the Company's common stock under the Company's 1994 Employee Stock Option Plan had surrendered such options. The Company has announced its intention, subject to shareholder approval at the 2001 Annual Meeting of stockholders, to grant such holders a number of new options in June 2001 equal to the number of surrendered options at 100% of the then fair market value of the Company's Common Stock.

         The Company announced the foregoing in a press release dated December 5, 2000, which has been filed as Exhibit 99.1 to this report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (c)  Exhibits

         99.1       Press Release, dated December 5, 2000.


                                     - 2 -


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 5, 2000


                                               DARLING INTERNATIONAL INC.



                                              By: /s/ John O. Muse
                                                  ------------------------
                                                  John O. Muse
                                                  Vice President and
                                                    Chief Financial Officer


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                                 EXHIBITS INDEX


Exhibit
Number        Description
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  99.1        Press Release, dated December 5, 2000.